                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             RAINFOREST CAFE, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                             RAINFOREST CAFE, INC.
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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

                                RAINFOREST LOGO

                             720 SOUTH FIFTH STREET
                            HOPKINS, MINNESOTA 55343

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 29, 1997

                            ------------------------

TO THE SHAREHOLDERS OF RAINFOREST CAFE, INC.:

     Please take notice that the Special Meeting of Shareholders of Rainforest Cafe, Inc. (the "Company") will be held, by order of the Board of Directors of the Company, at the Hopkins House, 1501 Highway 7, Hopkins, Minnesota 55305 on September 29, 1997 at 8:00 a.m., or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

     1. To approve and adopt the Company's 1997 Directors' Stock Option Plan.

     2. To approve an amendment to the Company's 1995 Stock Option and Compensation Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares.

     Pursuant to due action of the Board of Directors, shareholders of record on August 25, 1997, will be entitled to vote at the meeting or any adjournments thereof.

     A proxy for the meeting is enclosed herewith. You are requested to fill in and sign the proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope.

                                       By Order of the Board of Directors

                                       RAINFOREST CAFE, INC.

                                       Kenneth W. Brimmer, Secretary

August 28, 1997

                             RAINFOREST CAFE, INC.

                             720 SOUTH FIFTH STREET
                            HOPKINS, MINNESOTA 55343

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                               SEPTEMBER 29, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rainforest Cafe, Inc. (the "Company") to be used at the Special Meeting of Shareholders of the Company to be held September 29, 1997. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders was August 28, 1997. Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing, in open meeting or by executing and delivering a new proxy to the Secretary of the Company. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournments thereof. Presence at the meeting of a shareholder who has signed a proxy does not alone revoke that proxy. Only shareholders of record at the close of business on August 25, 1997 (the "Record Date") will be entitled to vote at the meeting or any adjournments thereof.

                             PROPOSAL TO ADOPT THE
                             RAINFOREST CAFE, INC.
                        1997 DIRECTOR STOCK OPTION PLAN

     The Board of Directors has adopted, subject to shareholder approval, the Rainforest Cafe, Inc. 1997 Director Stock Option Plan (the "1997 Director Plan"). The Board of Directors believes that the grant of stock options is a desirable and useful means to strengthen further the non-employee directors' linkage with shareholder interests and retain and recruit qualified non-employee directors.

     The 1997 Director Plan provides that each director who is not an employee of the Company or one of its subsidiaries (a "Non-Employee Director") is entitled to receive a non-qualified stock option to purchase shares of the Company's Common Stock at an option exercise price equal to the fair market value of the shares on such grant date. The amount of shares granted pursuant to the option and the vesting schedule of such option will be determined by the Company's Board of Directors. Each option under the 1997 Director Plan will have a ten-year term and will generally vest in equal annual installments as determined by the Board of Directors.

     The total number of shares of Common Stock that may be subject to options issued pursuant to the 1997 Director Plan is 200,000. The number and the terms of outstanding options are subject to automatic adjustment in the event of reorganization, merger, consolidation, recapitalization, stock splits, combination or exchange of shares, stock dividends or other similar events. The 1997 Director Plan will have a ten-year term and will be administered by the Board of Directors.

     The Board of Directors presently intends to grant, pursuant to the 1997 Director Plan, options to purchase 25,000 shares to Kenneth W. Brimmer. Such options, when granted, would vest on pro rata basis over a three year period beginning on the first anniversary of the date of grant. The exercise price of such options will be the closing sales price of the Company's Common Stock as reported on the Nasdaq National Market on the date of grant.

     The Company will receive no consideration upon the grant of options under the 1997 Director Plan. The exercise price of an option must be paid in full upon exercise. Payment may be made in cash, check or, in whole or in part, in the Common Stock of the Company already owned by the person exercising the option, valued at fair market value.

     Under the current law, the federal income tax consequences to Non-Employee Directors and the Company under the proposed 1997 Director Plan should generally be as follows: A director to whom a non-qualified stock option is granted will not recognize income at the time of grant of such option. When a director exercises the stock option, the director will recognize ordinary compensation income equal to the difference, if any, between the exercise price paid and the fair market value, as of the date of option exercise, of the shares the director receives. The tax basis of such shares to the director will equal the exercise price paid plus the amount includable in the director's gross income as compensation, and the director's holding period for such shares will commence on the day on which the director recognizes taxable income in respect of such shares. Subject to applicable provisions of the Internal Revenue code of 1986, as amended, and regulations thereunder (the "Code"), the Company will generally be entitled to a federal income tax deduction in respect of non-qualified stock options in an amount equal to the ordinary compensation income recognized by the director as described above.

     The discussion set forth above does not purport to be a complete analysis of the potential tax consequences relevant to recipients of options or to the Company or to describe tax consequences based on particular circumstances. It is based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

     A complete copy of the 1997 Director Plan is set forth in Annex A to this Proxy Statement, and the preceding discussion of the 1997 Director Plan is qualified in its entirety by reference to it.

PROXIES AND VOTING

     The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the adoption and approval of the 1997 Director Plan or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for adoption of the 1997 Director Plan. A shareholder who abstains with respect to adoption of 1997 Director Plan is considered to be present and entitled to vote on the Plan at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the adoption of the 1997 Director Plan shall not be considered present and entitled to vote. Unless instructed to the contrary, all proxies will be noted for the approval and adoption of the 1997 Director Plan.

                   PROPOSAL TO INCREASE THE NUMBER OF SHARES
                     OF COMMON STOCK RESERVED FOR ISSUANCE
          UNDER THE COMPANY'S 1995 STOCK OPTION AND COMPENSATION PLAN

     Subject to the approval of the shareholders, on August 14, 1997 the Board of Directors amended the Plan (the "Employee Plan") to increase the number of shares of Common Stock reserved for issuance pursuant to the Employee Plan by 1,000,000 shares. The brief summary of the Employee Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as Annex B.

GENERAL

     The purpose of the Employee Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees of the Company. For example, the Company has undertaken a search to fill the position of President and Chief Operating Officer. The Board of Directors of the Company believes that any prospective candidate for such position will require options in excess of those currently reserved for issuance under the Employee Plan.

     The Employee Plan provides that a committee composed of at least two members of the Board of Directors of the Company (the "Compensation Committee") who have not received Incentives under the Employee Plan may grant Incentives to employees in the following forms: (a) stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted only to employees of the Company (including officers and directors of the Company, but excluding directors of the Company who are not also employees of or consultants to the Company) selected from time to time by the Compensation Committee.

     The number of shares of Common Stock which may be issued under the Employee Plan if this amendment is approved may not exceed 2,500,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately 14.4% of the outstanding shares of Common Stock on August 25, 1997. On August 25, 1997, the last sale price of the Common Stock as reported on the Nasdaq National Market was $25.5625 per share.

     The Compensation Committee of the Board of Directors presently intends to grant, pursuant to the Employee Plan, options to purchase 300,000 shares of Common Stock to Lyle Berman, Chairman of the Board and Chief Executive Officer, 75,000 shares each to Steven W. Schussler, Senior Vice President -- Marketing and Development and Ercu Ucan, Senior Vice President -- Retail, 50,000 to Gregory C. Carey, Senior Vice President -- Operations, 40,000 to Mark S. Robinow, Senior Vice President and Chief Financial Officer and 35,000 to Mark Bartholomay, Senior Vice President -- International, respectively. Such options, when granted, would vest on a pro rata basis over a three year period beginning on the first anniversary of the date of grant. The exercise price of such options will be the closing sales price of the Company's Common Stock as reported on the Nasdaq National Market on the date of grant.

STOCK OPTIONS

     Under the Employee Plan, the Compensation Committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of Common Stock from the Company. The Employee Plan confers on the Compensation Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related Stock Appreciation Right ("SAR"). The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Compensation Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price. The Compensation Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

     The option price may be paid in cash, check, bank draft or by delivery of shares of Common Stock valued at their fair market value at the time of purchase or by withholding shares from the shares issuable upon exercise of such options valued at their fair market value or as otherwise authorized by the Compensation Committee.

     In the event that an optionee ceases to be an employee of the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Compensation Committee.

STOCK APPRECIATION RIGHTS

     A stock appreciation right or SAR is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Employee Plan, or alone, without reference to any stock option. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Compensation Committee and as to all or any portion of the shares subject to the option.

RESTRICTED STOCK

     Restricted stock consists of the sale or transfer by the Company to an eligible employee of one or more shares of Common Stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Compensation Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Compensation Committee may determine. Subject to these restrictions and the other requirements of the Employee Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

STOCK AWARDS

     Stock awards consist of the transfer by the Company to an eligible employee of shares of Common Stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award will be determined by the Compensation Committee.

PERFORMANCE SHARES

     Performance shares consist of the grant by the Company to an eligible employee of a contingent right to receive cash or payment of shares of Common Stock. The performance shares shall be paid in shares of Common Stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Compensation Committee.

CASH AWARDS

     A cash award consists of a monetary payment made by the Company to an eligible employee as additional compensation for his services to the Company. Payment may depend on the achievement of specified performance objectives. The amount of any monetary payment constituting a cash award shall be determined by the Compensation Committee.

NON-TRANSFERABILITY OF MOST INCENTIVES

     No stock option, SAR, performance share or restricted stock granted under the Employee Plan will be transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

AMENDMENT OF THE EMPLOYEE PLAN

     The Board of Directors may amend or discontinue the Employee Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all employees under the Employee Plan, (c) materially change or expand the types of Incentives that may be granted under the Employee Plan, (d) materially modify the requirements as to eligibility for participation in the Employee Plan, or (e) materially increase the benefits accruing to participants. Certain Employee Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Employee Plan, or change the requirements for eligibility under the Employee Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion sets forth certain United States income tax considerations in connection with the ownership of Common Stock. These tax considerations are stated in general terms and are based on the Code. This discussion does not address state or local tax considerations with respect to the ownership of Common Stock. Moreover, the tax considerations relevant to ownership of the Common Stock may vary depending on a holder's particular status.

     Under existing Federal income tax provisions, an employee who receives a stock option or performance shares or a SAR under the Employee Plan or who purchases or receives shares of restricted stock under the Employee Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes in the year such Incentive is granted. An employee who receives a stock award under the Employee Plan consisting of shares of Common Stock will realize ordinary income in the year of the award in an amount equal to the fair market value of the shares of Common Stock covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. An employee who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by the Company.

     When a non-qualified stock option granted pursuant to the Employee Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

     Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then (i) no income will be recognized to the optionee upon the exercise of the option;
(ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

     The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income.

     If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

PROXIES AND VOTING

     The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the proposed Employee Plan amendment or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required to approve the proposal to increase the number of shares of common stock reserved for issuance under the Employee Plan. A shareholder who abstains with respect to the proposed Employee Plan amendment is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote on the proposed Employee Plan amendment shall not be considered present and entitled to vote on the proposed amendment. All shares represented by proxies will be voted for approval of the proposed Employee Plan amendment unless a contrary choice is specified.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

     The Company has outstanding one class of voting securities, Common Stock, no par value, of which 17,319,392 shares were outstanding as of the close of business on the Record Date. Each share of Common Stock is entitled to one vote on all matters put to a vote of shareholders.

     The following table sets forth as of August 15, 1997 certain information regarding the beneficial ownership of shares of Common Stock by each director of the Company, each of the executive officers listed in the Summary Compensation Table, each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares and all directors and executive officers as a group. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of the directors and executive officers is 720 South Fifth Street, Hopkins, Minnesota 55343.

                  NAME OF BENEFICIAL OWNER                     NUMBER     PERCENTAGE
                  ------------------------                     ------     ----------
Lyle Berman(1)..............................................  1,016,500       5.9%
Steven W. Schussler(2)......................................    672,333       3.9
Ercu Ucan(3)................................................    288,833       1.6
Mark S. Robinow(4)..........................................     32,624       *
Kenneth W. Brimmer(5).......................................     58,333       *
David L. Rogers(6)..........................................     55,000       *
Joel N. Waller(7)...........................................     68,125       *
Martin J. O'Dowd(8).........................................    128,500       *
Fidelity Management & Research Company(9)...................    948,600       5.5
All directors and executive officers as a group (eight
  persons)..................................................  2,320,248      13.0

-------------------------
 *  Less than 1%.

(1) Mr. Berman has disclaimed beneficial ownership of 60,000 shares of Common Stock owned by Mr. Berman's spouse. The address of such reporting person is 13705 First Avenue North, Plymouth, Minnesota 55441.

(2) Includes 26,000 shares not outstanding but deemed beneficially owned by virtue of Mr. Schussler's right to acquire such shares within 60 days.

(3) Includes 287,500 shares not outstanding but deemed beneficially owned by virtue of Mr. Ucan's right to acquire such shares within 60 days.

(4) Includes 31,500 shares not outstanding but deemed beneficially owned by virtue of Mr. Robinow's right to acquire such shares within 60 days.

(5) Includes 8,333 shares not outstanding but deemed beneficially owned by virtue of Mr. Brimmer's right to acquire such shares within 60 days.

(6) Includes 25,000 shares not outstanding but deemed beneficially owned by virtue of Mr. Rogers' right to acquire such shares within 60 days.

(7) Includes 25,000 shares not standing but deemed beneficially owned by virtue of Mr. Waller's right to acquire such shares within 60 days.

(8) Includes 128,000 shares not outstanding but deemed beneficially owned by virtue of Mr. O'Dowd's right to acquire such shares within 60 days. Mr. O'Dowd resigned as Director, President and Chief Operating Officer in April 1997.

(9) Based on the most recent Schedule 13G filed on February 14, 1997 with the Securities and Exchange Commission. The address of Fidelity Management & Research Company is 82 Devonshire Street, Boston, Massachusetts 02109.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation from February 3, 1994 (inception) through December 29, 1996 awarded to or earned by the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer:

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM
                                                                                               COMPENSATION
                                                                 ANNUAL COMPENSATION           ------------
                                                          ----------------------------------    SECURITIES
                                                          FISCAL    SALARY     OTHER ANNUAL     UNDERLYING
              NAME AND PRINCIPAL POSITION                  YEAR       $       COMPENSATION $   OPTIONS (#)
              ---------------------------                 ------    ------    --------------   -----------
Lyle Berman.............................................   1996    $      0      $     0               0
  Chairman of the Board and                                1995           0            0               0
  Chief Executive Officer                                  1994           0            0               0
Martin J. O'Dowd(1).....................................   1996     166,923       35,000               0
  President/Chief Operating Officer                        1995      95,385(2)    19,077         300,000
Steven W. Schussler.....................................   1996     129,231       28,000               0
  Executive Vice President --                              1995     110,769       22,514          75,000
  Development                                              1994      21,153       66,308(3)            0
Ercu Ucan...............................................   1996     129,231       28,000               0
  Executive Vice President -- Retail                       1995     115,000       23,000          75,000
                                                           1994      41,857       59,231(3)      262,500
Mark S. Robinow.........................................   1996     113,692       23,600               0
  Chief Financial Officer                                  1995       6,346(4)     4,231          90,000

-------------------------
(1) Mr. O'Dowd resigned as President, Chief Operating Officer and director of the Company on April 28, 1997. Kenneth W. Brimmer, a director of the Company, assumed the position of President on such date.

(2) Mr. O'Dowd began his employment with the Company on May 15, 1995.

(3) Includes amounts paid to Messrs. Schussler and Ucan pursuant to consulting arrangements prior to each becoming employees of the Company.

(4) Mr. Robinow began his employment with the Company on November 27, 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

     There were no grants of stock options to the Company's executive officers named in the Summary Compensation Table during the last fiscal year.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

     The following table summarizes information with respect to options held by the executive officers named in the Summary Compensation Table and the value of the options held by such persons at the end of fiscal 1996:

                                                                                               VALUE OF UNEXERCISED
                                                                 NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                                       SHARES       VALUE        OPTIONS AT FY-END (#)              FY-END ($)
                                    ACQUIRED ON    REALIZED   ---------------------------   ---------------------------
               NAME                 EXERCISE (#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
               ----                 ------------   --------   -----------   -------------   -----------   -------------
Lyle Berman.......................         --           --           --             --              --             --
Martin J. O'Dowd..................     12,000      307,200      108,000        180,000       2,170,800      3,618,000
Steven W. Schussler...............     24,000      518,400        1,000         50,000          20,100      1,005,000
Ercu Ucan.........................         --           --      200,000        137,500       4,613,250      3,060,375
Mark S. Robinow...................         --           --       36,000         54,000         356,400        534,600

DIRECTOR COMPENSATION

     Directors receive no fees for serving as directors. The Company granted options in February 1995 to each of Messrs. Rogers and Waller to acquire 37,500 shares of Common Stock at an exercise price of $3.40 per share. The Company granted options in August 1996 to acquire 25,000 shares of Common Stock at an exercise price of $24.65 per share to Mr. Brimmer. All director options vest on a pro-rata basis on the first, second and third anniversaries of the date of grant.

EMPLOYMENT AGREEMENT

     In February 1995, the Company entered into a three-year employment agreement with Steven W. Schussler pursuant to which Mr. Schussler serves the Company as Executive Vice President-Development. Pursuant to such agreement, Mr. Schussler currently receives an annual salary of $175,000 and has the opportunity to earn performance-related bonuses. Pursuant to such agreement, Mr. Schussler may not disclose confidential information about the Company and has agreed not to compete with the Company for a one-year period after any termination of employment. Mr. Schussler may terminate his employment upon 30 days' written notice to the Board of Directors. If Mr. Schussler is terminated by the Company without "good cause," Mr. Schussler is entitled to receive his base salary and benefits for 12 months.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Stock Option and Compensation Committee (the "Compensation Committee") consists of David L. Rogers and Joel N. Waller. Messrs. Rogers and Waller are directors and executive officers of Wilsons. Lyle Berman, Chairman of the Board and Chief Executive Officer of the Company is a director of Wilsons.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives generally have been made by the Compensation Committee of the Board. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Pursuant to rules designed to enhance disclosure of the Company's policies toward executive compensation, set forth below is a report prepared by the Compensation Committee addressing the compensation policies for the Company for the year ended December 29, 1996 as they affected the Company's executive officers.

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual objectives and long-term goals, reward above-average corporate performance, recognize individual achievements, and assist the Company in attracting and retaining qualified executives. Executive compensation is set at levels that the Compensation Committee believes to be consistent with others in the Company's industry.

     There are three elements in the Company's executive compensation program, all determined by individual and corporate performance.

     - Base salary compensation

     - Annual incentive compensation

     - Stock options

     Total compensation opportunities are competitive with those offered by employers of comparable size, growth and profitability in the Company's industry.

     Base salary compensation is determined by the potential impact the individual has on the Company, the skills and experiences required by the job, and the performance and potential of the incumbent in the job.

     Annual incentive compensation for executives of the Company is based primarily on corporate operating earnings and revenue growth and the Company's positioning for future results, but also includes an overall assessment by the Compensation Committee of executive management's performance, as well as market conditions.

     Awards of stock grants under the Stock Option and Compensation Plan (the "Plan") are designed to promote the identity of long-term interests between the Company's executives and its shareholders and assist in the retention of executives and other key employees. The Plan also permits the Committee to grant stock options to key personnel. In October 1996, the Compensation Committee adopted a policy whereby the Company's President is authorized to make grants to non-executive employees, subject to established criteria by the Compensation Committee and subject to the Compensation Committee's ratification. Options become exercisable based upon criteria established by the Company.

     The Compensation Committee surveys employee stock option programs of companies with similar capitalization to the Company prior to recommending the grant of options to executives. While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's common stock at any particular point in time, the decision as to whether such value will be realized in any particular year is determined by each individual executive and not by the Compensation Committee. Accordingly, when the Committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year.

     To date, no executive officer of the Company has received compensation that exceeds $1 million per year.

                                       DAVID L. ROGERS
                                       JOEL N. WALLER

STOCK PERFORMANCE GRAPH

     The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative, five-year return to the Company's shareholders (based on appreciation of the market price of the Company's Common Stock) on an indexed basis with (i) a broad equity market index and (ii) an appropriate published industry or line-of-business index, or peer group index constructed by the Company. The following presentation compares the Company's Common Stock price in the period from April 7, 1995 (the date of the Company's initial public offering) to December 29, 1996, to the S&P 500 Stock Index and to a "peer group" index created by the Company over the same period. The "peer group" index consists of the common stock of: Applebee's International, The Cheesecake Factory, Brinker International, Cracker Barrel, Dave & Buster's, Landry's Seafood Restaurant, Lone Star Steakhouse & Saloon, Rock Bottom Restaurants, Show Biz Pizza Time and Uno Restaurant Corp. These corporations are involved in various aspects of the restaurant industry. The presentation assumes that the value of an investment in each of the Company's Common Stock, the S&P 500 Index, and the peer group index was $100 on April 7, 1995, and that any dividends paid were reinvested in the same security.

         MEASUREMENT PERIOD               RAINFOREST        PEER GROUP         S&P 500
        (FISCAL YEAR COVERED)             CAFE INC.
4/7/95                                           100.00            100.00            100.00
6/30/95                                          245.45            107.73            108.22
12/29/95                                         547.73             99.54            123.84
6/28/96                                          909.09            131.80            136.34
12/31/96                                         640.90            116.67            152.26

SOLICITATION

The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram or by special letter.

PROPOSALS OF SHAREHOLDERS

All proposals of shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company at its executive offices on or before December 19, 1997.

By Order of the Board of Directors

RAINFOREST CAFE, INC.

Kenneth W. Brimmer,
Secretary

                                    ANNEX A

                             RAINFOREST CAFE, INC.
                        1997 DIRECTOR STOCK OPTION PLAN

     1. PURPOSE. The purpose of the Rainforest Cafe, Inc. 1997 Director Stock Option Plan (the "Plan") is to advance the interests of Rainforest Cafe, Inc. (the "Company") and its shareholders by encouraging share ownership by members of the Board of Directors of the Company (the "Board") who are not employees of the Company or any of its subsidiaries, in order to promote long-term shareholder value through continuing ownership of the Company's common stock.

     2. ADMINISTRATION. The plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of nonqualified stock options made under the Plan ("Options"). The Board shall, subject to the provisions of the Plan, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

     3. PARTICIPATION. Each member of the Board who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible to receive an Option in accordance with Paragraph 5 below.

     4. AWARDS UNDER THE PLAN.

          (a) Awards under the Plan shall include only Options, which are rights to purchase common stock of the Company having no par value (the "Common Stock"). Such Options are subject to the terms, conditions and restrictions specified in Paragraph 5 below.

          (b) There may be issued under the Plan pursuant to the exercise of Options an aggregate of not more than 200,000 shares of Common Stock, subject to adjustment as provided in Paragraph 6 below. If any Option is canceled, terminates or expires unexercised, in whole or in part, any shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance under new Options.

          (c) A Non-Employee Director to whom an Option is granted (and any person succeeding to such a Non-Employee Director's rights pursuant to the
     Plan) shall have no rights as a shareholder with respect to any Common Stock issuable pursuant to any such Option until the date of the issuance of a stock certificate to him for such shares. Except as provided in Paragraph 6 below, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

     5. NONQUALIFIED STOCK OPTIONS. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

          (a) The Option exercise price shall be the "Fair Market Value" (as herein defined) of the Common Stock subject to such Option on the date the Option is granted. Fair Market Value shall be the closing sales price of a share of Common Stock on the date of grant as reported on the Nasdaq National Market or, if the Nasdaq National Market is closed on that date, on the last preceding date on which the Nasdaq National Market was open for trading, but in no event will such Option exercise price be less than the par value of the Common Stock.

          (b) The Board shall determine the number of shares of Common Stock subject to each Option granted to Non-Employee Directors and, subject to
     Section 5(d) hereof, the vesting schedule of each such Option. Notwithstanding the foregoing, once such Options become outstanding, a Non-Employee Director will still be entitled to the anti-dilution adjustments provided for in Section 6 hereof.

          (c) The Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

          (d) Options shall not be exercisable:

             (i) except pursuant to the vesting schedule established by the Board of Directors and after the expiration of ten years from the date it is granted. Notwithstanding anything to the contrary herein, an Option shall automatically become immediately exercisable in full: (i) upon the removal of the Non-Employee Director from the Board without cause; or (ii) in the event of a "change in control" of the Company, as defined in any existing agreements between the Company and its senior officers.

             (ii) unless payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise, such payment shall be made in United States dollars by cash or check, or in lieu thereof, by tendering to the Company Common Stock owned by the person exercising the Option and having a Fair Market Value equal to the cash exercise price applicable to such Option, or by a combination of United States dollars and Common Stock as aforesaid; and

             (iii) unless the person exercising the Option has been at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Non-Employee Director of the Company, except that

                (A) if such person shall cease to be such a Non-Employee Director for reasons other than death, while holding an Option that has not expired and has not been fully exercised, such person may, at any time within three years of the date he ceased to be a Non-Employee Director (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above), exercise the Option with respect to any Common Stock as to which he could have exercised on the date he ceased to be such a Non-Employee Director; or

                (B) if any person to whom an Option has been granted shall die holding an Option that has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above), exercise the Option with respect to any shares subject to the Option.

     6. DILUTION AND OTHER ADJUSTMENTS. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of substantially all of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares that may be issued under the Plan pursuant to subparagraph 4(b) above, and the number or kind of shares subject to, and the Option price per share under, all outstanding Options shall be automatically adjusted so that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.

     7. IMMEDIATE ACCELERATION OF OPTIONS. Notwithstanding any provision in the Plan, all outstanding Options will become exercisable immediately if any of the following events occur:

          (1) any person or group of persons becomes the beneficial owner of 30% or more of any equity security of the Company entitled to vote for the election of directors;

          (2) a majority of the members of the Board of Directors of the Company is replaced within the period of less than two years by directors not nominated and approved by the Board of Directors; or

          (3) the shareholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

     For purposes of this Section 7, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than 30% of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of this Plan shall not become applicable again should the person cease to own 30% or more of any equity security of the Company.

     8. MISCELLANEOUS PROVISIONS.

          (a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

          (b) A participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

          (c) Common Stock shall not be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign securities, securities exchange and other applicable laws and requirements.

          (d) It shall be a condition to the obligation of the Company to issue Common Stock upon exercise of an Option, that the participant (or any beneficiary or person entitled to act under subparagraph 5(d)(iii)(B) above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue such Common Stock.

          (e) The expenses of the Plan shall be borne by the Company.

          (f) By accepting any Option or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

          (g) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Options hereunder or any Common Stock issued pursuant hereto as may be required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or any other applicable statute, rule or regulation.

     9. AMENDMENT OR DISCONTINUANCE. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable; provided, however, that no amendment shall become effective without shareholder approval if such shareholder approval is required by law, rule or regulation, and in no event shall the Plan be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act or the rules thereunder. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any Option theretofore granted without such participant's written consent.

     10. TERMINATION. This Plan shall terminate upon the earlier of the following dates or events to occur upon the adoption of a resolution of the Board terminating the Plan or ten years from the date the Plan is initially approved and adopted by the shareholders of the Company. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

     11. EFFECTIVE DATE OF PLAN. The Plan will become effective on the date that it is approved by the affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the Company's Annual Meeting of Shareholders.

                                    ANNEX B

                             RAINFOREST CAFE, INC.
                             1995 STOCK OPTION AND
                               COMPENSATION PLAN
                                  (AS AMENDED)

     1. Purpose. The purpose of the 1995 Stock Option and Compensation Plan (the "Plan") of Rainforest Cafe, Inc. (the "Company") is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees. Incentives may consist of opportunities to purchase or receive shares of Common Stock, no par value, of the Company ("Common Stock"), monetary payments or both on terms determined under this Plan.

     2. Administration. The Plan shall be administered by the stock option committee (the "Committee") of the Board of Directors of the Company. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors of the Company. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"). The Board of Directors of the Company may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the Committee's members shall constitute a quorum. All action of the Committee shall be taken by the majority of its members. Any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

     3. Eligible Employees. Employees of the Company (including officers and directors, but excluding directors of the Company who are not also full-time employees of the Company) shall become eligible to receive Incentives under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

     4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); (e) performance shares (section 9); and (f) cash awards (section 10).

     5. Shares Subject to the Plan.

          5.1. Number of Shares. Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 2,500,000 shares of Common Stock, subject to approval by the shareholders of the Company at the next meeting of shareholders.

          5.2. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

          5.3. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares.

     6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

          6.1. Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 11.6.

          6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

          6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. No stock option may be exercised during the first twelve months of its term. Except as provided by the preceding sentence, the Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

          6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

          6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422A of the Internal Revenue Code of 1986, as amended):

             (a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000.

             (b) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

             (c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

             (d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

             (e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

             (f) No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

     7. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in
Section 7.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

          7.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

          7.2. Duration. Subject to earlier termination as provided in Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. No SAR may be exercised during the first twelve months of its term. Except as provided in the preceding sentence, the Committee may in its discretion accelerate the exercisability of any SAR.

          7.3. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

          7.4. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934
     Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

             (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

             (b) the Fair Market Value of a share of Common Stock on the exercise date.

     In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

     8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

          8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

          8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

          8.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

             (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

             (b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his cost, all or a part of such shares in the event of termination of his employment during any period in which such shares are subject to restrictions;

             (c) such other conditions or restrictions as the Committee may deem advisable.

          8.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

        The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1995 Stock Option and Compensation Plan of Rainforest Cafe, Inc. (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

          8.5. End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

          8.6. Shareholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

     9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

          9.1. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

          9.2. Not Shareholder. The grant of performance shares to a participant shall not create any rights in such participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an award.

          9.3. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

          9.4. Expiration of Performance Share. If any participant's employment with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participants rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

     10. Cash Awards. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

     11. General.

          11.1. Effective Date. The Plan will become effective upon its approval by the affirmative vote of the holders of a majority of the voting power of the shares of the Company's Common Stock present and entitled to vote at a meeting of its shareholders. Unless approved within one year after the date of the Plan's adoption by the Board of Directors, the Plan shall not be effective for any purpose.

          11.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the shareholders of the Company.

          11.3. Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder's death, by will or the laws of descent and distribution to the limited extent provided in the Plan or in the Incentive) and the

     Company shall not be required to recognize any attempted assignment of such rights by any participant. During a participant's lifetime, an Incentive may be exercised only by him or by his guardian or legal representative.

          11.4. Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

          11.5. Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          11.6. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

          11.7. Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

        11.8. Withholding.

             (a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

             (b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

             (c) If a participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, then an Election is subject to the following additional restrictions:

                (1) No Election shall be effective for a Tax Date which occurs within six months of the grant of the award, except that this limitation shall not apply in the event death or disability of the participant occurs prior to the expiration of the six-month period.

                (2) The Election must be made either six months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the

           Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

          11.9. No Continued Employment or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, the employee's beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

          11.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

          11.11. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted, (b) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) change or expand the types of Incentives that may be granted under the Plan, (d) change the class of persons eligible to receive Incentives under the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

          11.12. Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary, (a) the restrictions on all shares of restricted stock award shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance shares shall be deemed to be met and payment made immediately, if subsequent to the date that the Plan is approved by the Board of Directors of the Company, any of the following events occur unless otherwise determined by the Board of Directors and a majority of the Continuing Directors (as defined below):

             (1) any person or group of persons becomes the beneficial owner of 30% or more of any equity security of the Company entitled to vote for the election of directors;

             (2) a majority of the members of the Board of Directors of the Company is replaced within the period of less than two years by directors not nominated and approved by the Board of Directors; or

             (3) the shareholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

          For purposes of this Section 11.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than 30% of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of this Plan shall not become applicable again should the person cease to own 30% or more of any equity security of the Company.

          For purposes of this Section 11.12, "Continuing Directors" are directors (a) who were in office prior to the time any of provisions (1),
     (2) or (3) occurred or any person publicly announced an intention to acquire 20% or more of any equity security of the Company, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

          11.13. Definition of Fair Market Value. For purposes of this Plan, the "Fair Market Value" of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the NASDAQ National Market System or NASDAQ Small-Cap Stock Market ("NASDAQ"), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or NASDAQ on the applicable date. If such U.S. securities exchange or NASDAQ is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or NASDAQ.

                             RAINFOREST CAFE, INC.
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -- SEPTEMBER 29, 1997

         The undersigned, a shareholder of Rainforest Cafe, Inc., hereby appoints Kenneth W. Brimmer and Mark S. Robinow, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Special Meeting of Shareholders of Rainforest Cafe, Inc. to be held at the Hopkins House, 1501 Highway 7, Hopkins, Minnesota 55305 on September 29, 1997, at 8:00 a.m., and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon:

         1. To adopt the 1997 Director Stock Option Plan:

            [ ] FOR                [ ] AGAINST                   [ ] ABSTAIN

         2. To approve an amendment to the Company's 1995 Stock Option and Compensation Plan to increase the number of shares of Common Stock reserved for issuance hereunder from 1,500,000 to 2,500,000:

            [ ] FOR                [ ] AGAINST                   [ ] ABSTAIN

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE
            1997 DIRECTOR STOCK OPTION PLAN AND FOR APPROVAL OF THE
       AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION AND COMPENSATION PLAN

         The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Special Meeting of Shareholders.

        (Continued, and TO BE COMPLETED AND SIGNED on the reverse side)

                          (Continued from other side)

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the adoption of the 1997 Director Stock Option Plan and for the approval of the Amendment to the Company's 1995 Stock Option and Compensation Plan.

                                            Dated _____________________, 1997


                                            _________________________________
                                                       Signature


                                            _________________________________
                                               Signature if held jointly

                                            (Shareholder must sign exactly
                                            as the name appears at left.
                                            When signed as a corporate
                                            officer, executor,
                                            administrator, trustee,
                                            guardian, etc., please give
                                            full title as such. Both joint
                                            tenants must sign.)

                             [RAINFOREST CAFE LOGO]



                                  August 1997


Fellow Shareholders:

We have called for a special meeting of shareholders on September 29, 1997.
You are encouraged to review the enclosed proxy materials. The purpose of the meeting is to present to you a proposal for a Director Stock Option Plan and to present a proposal to increase the number of shares of common stock reserved for issuance under the Company's 1995 employee stock option plan.

We want to comment to you on the proposal to increase the number of shares reserved for employee stock options by 1,000,000 shares. The Company has granted options to over 100 dedicated Rainforest Cafe employees currently included in the plan. These existing option grants have consumed nearly all of the 1,500,000 shares previously authorized. In a rapidly growing business, stock options are an important element in attracting and retaining key executives. Continued growth in our organization at all levels, together with the need to recruit and retain senior executives, including the position of president, requires us to bring this proposal to you at a special shareholder meeting in advance of the regular annual meeting.

The board of directors is proposing to grant 300,000 employee stock options to Lyle Berman, our chairman and chief executive officer. If awarded, these options would be to purchase shares at the market price on the date of grant. The options would vest over the next four years. Mr. Berman has served as chairman and chief executive officer since the company's inception in 1993 and has not been awarded compensation either in the form of salary or stock options for serving in these capacities.

We appreciate your considering the enclosed proxy materials.


Sincerely,

THE BOARD OF DIRECTORS,
RAINFOREST CAFE, INC.


KENNETH W. BRIMMER
Secretary and President